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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  August 21, 2001
                                                         -----------------


                             ARNOLD INDUSTRIES, INC.
                        --------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     0-10894                  23-2200465
   --------------------          ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


             625 South Fifth Avenue
             Lebanon, Pennsylvania                                 17042
-------------------------------------------------------            -----
  (Address of Principal Executive Offices)                      (Zip Code)




       Registrant's telephone number, including area code: (717) 273-9058
                                                           --------------


                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events

         On August 21, 2001, the Company entered into an Agreement and Plan of Merger by and among Roadway Corporation, Lion Corp. and Arnold Industries, Inc. The agreement is filed as Exhibit 2.1 to this Form 8-K and the press release relating thereto is filed as Exhibit 99.1 to this Form 8-K, and both Exhibits are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

    Exhibit Number                   Description of Document
    --------------                   -----------------------

           2.1 Agreement and Plan of Merger dated as of August 21, 2001 by and among Roadway Corporation, Lion Corp. and Arnold Industries, Inc.

          99.1          Press Release dated August 22, 2001.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ARNOLD INDUSTRIES INC.


                                            By /s/ Edward H. Arnold
                                               ---------------------------------
                                               Edward H. Arnold
                                               Chairman, President and
                                               Chief Executive Officer



Dated: August 22, 2001



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                                  Exhibit Index
         Exhibit
         -------

           2.1 Agreement and Plan of Merger dated as of August 21, 2001 by and among Roadway Corporation, Lion Corp. and Arnold Industries, Inc.

          99.1          Press Release dated August 22, 2001.